EXHIBIT 32

                        CERTIFICATION OF PERIODIC REPORT

          Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, 18 U.S.C.
     Section 1350, Philip W. Tomlinson, the Chairman of the Board and Chief Executive Officer of Total System Services, Inc. (the "Company"), and James
     B. Lipham, the Senior Executive Vice President and Chief Financial Officer of the Company, hereby certify that, to the best of his knowledge:

                    (1) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the "Report") fully complies with the requirements of section 13(a) or section 15(d) of the  Securities  Exchange Act of 1934;
                         and

                    (2)  The   information   contained  in  the  Report   fairly
                         presents, in all material respects, the financial condition and results of operations of the Company.


May 8, 2006                                          /s/ Philip W. Tomlinson
                                                     -------------------------
                                                     Philip W. Tomlinson
                                                     Chairman of the Board and
                                                       Chief Executive Officer

May 8, 2006                                          /s/ James B. Lipham
                                                     -------------------------
                                                     James B. Lipham
                                                     Senior Executive Vice
                                                        President and
                                                        Chief Financial Officer


     This certification "accompanies" the Form 10-Q to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q, irrespective of any general incorporation language contained in such filing.)